Exhibit 99.1

Dot Ai and Würth Industry North America Announce Exclusive Partnership to Deploy Dot Ai’s AI-Driven Tracking Solutions for the Manufacturing Industry

LAS VEGAS & GREENWOOD November 14, 2024 – SEE ID, Inc. doing business as Dot Ai  (“Dot Ai”), a pioneering startup at the forefront of asset intelligence technology, and Würth Industry North America (WINA), a leading industrial distributor and division of the Würth Group, have announced the execution of a Partner Distribution agreement. This five-year agreement will bring advanced, AI-driven tracking solutions to WINA’s customers, offering unprecedented visibility into internal and customer premise operations. This provides Dot Ai’s exclusive partnership to serve the manufacturing vertical. The collaboration aims to accelerate order processes, enhance performance metrics, and optimize asset intelligence for WINA’s manufacturing and industrial clients.

Under this agreement, WINA customers will gain access to Dot Ai’s state-of-the-art track and trace technology, including the ZIM Bridge, Industrial Passive asset tag solution (which requires no battery), and a cloud-based, AI platform that continually optimizes processes. These innovations will be seamlessly integrated with WINA’s customized CPS® kanban inventory management solutions, providing real-time data and increasing responsiveness to changing demands, resulting in unprecedented supply chain metrics and security.

“Integrating Dot Ai’s advanced AI technology into our existing CPS® kanban inventory management solutions will enable us to bring a new level of efficiency and innovation to our customers,” said Daniel Schmidt, Senior Vice President at Würth Industry North America. “Würth Industry has a long history of bringing innovative inventory management solutions to our manufacturing customer base, and this partnership reinforces this commitment. This innovation not only provides customers with peace of mind knowing that their supply chain is secure, it prepares them for the next evolution of industrial technology.”

“Partnering exclusively with Würth Industry North America, a dominant industrial player, is a significant step in bringing our advanced tracking technology to the manufacturing sector,” said Dot Ai CEO Edmund Nabrotzky. “We look forward to supporting WINA and their customers to elevate their automation processes and increase their operational efficiency. Both Dot Ai and WINA are working at the forefront of the next generation of manufacturing technology and together will provide the context needed for human, environmental, safety, and social considerations to be integrated into supply chain strategies.”

Industry-Leading Innovations for Modern Manufacturing

The partnership emphasizes a commitment to advancing Industry 4.0 practices by harnessing the power of the Industrial Internet of Things (IIoT). By adding intelligent tracking technologies, WINA and Dot Ai will help customers improve forecasting accuracy, mitigate risks, and reduce or eliminate supply chain disruptions. With features such as real-time data insights and automated decision-making, the solution offers a significant leap forward toward Industry 5.0, where technology supports a more holistic approach to industrial processes.

Background Information on Dot Ai’s Business Combination Agreement with ShoulderUp

On March 18, 2024, Dot Ai and ShoulderUp Technology Acquisition Corp. (NYSE:SUAC) entered into a business combination agreement that is expected to be completed in the second half of 2024, subject to regulatory approvals and other customary closing conditions. In connection with the closing, the resulting company is expected to be listed on Nasdaq under the ticker symbol “DAIC”.

Additional information about the proposed transaction, including a copy of the business combination agreement, will be available in a Current Report on Form 8-K to be filed by ShoulderUp with the U.S. Securities and Exchange Commission (the “SEC”) and at www.sec.gov.

About Dot Ai

At the heart of the technological revolution in asset management and security lies Dot Ai, a trailblazing SaaS service that is redefining the paradigms of asset intelligence, assurance, and safety. By harnessing the power of IoT tracking technology, Dot Ai stands at the forefront of innovation, offering patented solutions that are not just advanced but transformative. Through relentless research and development, Dot Ai has pioneered a suite of technologies that empower organizations to not only streamline their logistics and supply chain processes but also bolster operational security to unprecedented levels. Leveraging state-of-the-art AI engines, cutting-edge 5G RF and BLE technology, and seamless cloud integrations, Dot Ai transcends traditional boundaries, offering real-time asset visibility and predictive analytics that integrate effortlessly with existing infrastructure. This is not just technology; it’s a vision for a more secure, efficient, and connected world. Discover more about how Dot Ai is leading the charge in asset intelligence by visiting https://daic.ai.

About Würth Industry North America

Würth Industry North America (WINA) is a $1+ billion division of the Würth Group, the world’s largest industrial distributor and a privately held, family-owned business since 1945. WINA’s highly customized logistics solutions lower customers’ purchasing and operating costs, reduce storage footprint, and free up their teams to concentrate on their core business. To ensure that customers get the most out of their programs and products, WINA employs a team of over 2,200 individuals, many experts with decades of experience who provide reliable and knowledgeable customer support. WINA offers a comprehensive line of industrial and construction products and services. These include additive manufacturing, digital inventory, engineering assistance, quality control, inventory management, vending, safety supplies, kitting and assembly, structural fasteners, and MRO/industrial supplies. Customers throughout North America are serviced through WINA’s network of distribution centers across the U.S., Canada, Mexico, and Brazil. The company is the creator of the global series Würth Knowing, the industry’s first fastener education YouTube series. For more information on Würth Industry North America, visit wurthindustry.com.

Important Information About the Business Combination and Where to Find It

This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, ShoulderUp and Dot Ai intend to file relevant materials with the SEC, including the S-4 Registration Statement, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all ShoulderUp shareholders. ShoulderUp and Dot Ai also will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of ShoulderUp are urged to read the S-4 Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ShoulderUp through the website maintained by the SEC at www.sec.gov or by directing a request to ShoulderUp to 125 Townpark Drive, Suite 300, Kennesaw, Georgia 30144 or via email at rashaun@shoulderup.com

Participants in the Solicitation

Dot Ai, ShoulderUp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ShoulderUp’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers, information regarding their interests in the business combination and their ownership of ShoulderUp’s securities are, or will be, contained in ShoulderUp’s filings with the SEC, and such information and names of Dot Ai’s directors and executive officers will also be in the S-4 Registration Statement to be filed with the SEC by Dot Ai, ShoulderUp or a successor entity thereof, which will include the proxy statement of ShoulderUp. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including the statements regarding the anticipated timing and benefits of the proposed transactions. All forward-looking statements are based on ShoulderUp’s current expectations and beliefs concerning future developments and their potential effects on ShoulderUp, Dot Ai or any successor entity thereof. Forward-looking statements are based on various assumptions, whether or not identified in this press release, and are subject to risks and uncertainties. These forward-looking statements are not intended to serve as a guarantee of future performance. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by ShoulderUp’s shareholders, the satisfaction of the minimum trust account amount following any Redemptions by ShoulderUp’s public shareholders, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (iii) the effect of the announcement or pendency of the transaction on Dot Ai’s business relationships, operating results and business generally, (iv) risks that the transaction disrupts current plans and operations of Dot Ai, (v) the outcome of any legal proceedings that may be instituted against Dot Ai or ShoulderUp related to the Business Combination Agreement or the proposed transaction, (vi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder Redemptions, (vii) the risk that Dot Ai and its current and future collaborators are unable to successfully develop and commercialize Dot Ai’s products or services, or experience significant delays in doing so, (viii) the risk that Dot Ai may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, and (ix) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the S-4 Registration Statement and proxy statement/prospectus discussed above and other documents filed or to be filed by ShoulderUp, Dot Ai and/or or any successor entity thereof from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ShoulderUp assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ShoulderUp, Dot Ai, or any successor entity thereof, nor shall there be any offer, solicitation, or sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

No Offer or Solicitation

This Current Report is for informational purposes only and does not constitute an offer or a solicitation of an offer to buy or sell securities, assets or the business described herein or a commitment to ShoulderUp, Dot Ai or the Company, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the proposed business combination or otherwise, nor shall there be any offer, sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Dot Ai Contacts

Investors:

Ryan Flanagan, ICR

ryan.flanagan@icrinc.com

Media:

Keil Decker, ICR

dotaipr@icrinc.com

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